ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.

Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Jan. 09	Plus cost adjustments and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	BG	Mid 170's	India	Jan. 08	Plus cost adjustments and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	May 08	Next expect to work to Sep. 08, mid 180's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	High 160's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60's	Qatar	Oct. 07	Three 5-well options, high 70's to low 100's
ENSCO 94	Hitachi 250-C	250	Ras Gas	High 50's	Qatar	May 09	One 7-well option, low 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Three 1-year options, low 90's to low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Low 100's	Brunei	Nov. 07	Rate adjusts to average market rate every six months (next adj. Jul. 07 to mid 130's); then to shipyard for 30 to 45 days; then expect to work Jan. 08 to Dec. 08, mid 180's plus cost adjustments
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Low 110's	Malaysia	Nov. 10	Rate increases mid Nov. 07 to low 160's plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Mid 80's	New Zealand	Jan. 08	Plus cost adjustments, and option at average market rate, then expect to work for approximately one month, mid 140's, and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Dec. 09	Plus cost adjustments
ENSCO 67	MLT 84-CE	400	ConocoPhillips	High 140's	Indonesia	Nov. 07	Unpriced options
ENSCO 104	KFELS MOD V-B	400	CHOC	Low 230's	Malaysia	Oct. 07	Plus cost adjustments. Next to shipyard approximately 30 days. Then to BP Indonesia 6-months at mid 220's, 6-months at mid 230's, and priced 290-day option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 260's	Australia	Mar. 08	Plus cost adjustments and unpriced option
ENSCO 107	KFELS MOD V-B	400	KNOC	Mid 220's	Vietnam	Aug. 07	Plus cost adjustments. Next to Origin in New Zealand to May 08, mid 180's, and 3 one-well same-rate options, plus cost adjustments; then to OMV to Jan. 09, low 200's plus cost adjustments, and unpriced options
ENSCO 108	KFELS MOD V-B	400	En route		Indonesia	May 07	Next to BP in Indonesia to May 08, mid 170's, rate increases mid Nov. 07 to low 180's, and options May 08 to Nov. 08, mid 190's, then to Jun. 09, low 200's, and 1-year unpriced option
ENSCO I	Barge Rig		Pearl	High 60's	Indonesia	Aug. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.
Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	ATP	Mid 190's	UK	Aug. 07	Plus cost adjustments. Next to DONG in Denmark, two wells, market or mutually agreed rate, and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90's	Denmark	Aug. 07	One 1-year option, low 100's
ENSCO 72	Hitachi K1025N	225	Total	Low 200's	Netherlands	Dec. 08	Plus cost adjustments, rate to be mutually agreed from Jan. 08, and unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 190's	UK	Dec. 07	Plus cost adjustments, and 3 one-well options at same rate through 07
ENSCO 85	MLT 116-C	225	Newfield	Mid 190's	UK	Jun. 07	Plus cost adjustments. Next expect to work to Sep. 07, mid 190's plus cost adjustments
ENSCO 92	MLT 116-C	225	BP	High 160's	UK	May 08	Plus cost adjustments
ENSCO 101	KFELS MOD V-A	400	Tullow	Low 270's	UK	Aug. 07	Plus cost adjustments. Next expect to work to early Oct. 07, mid 250's, then rate increases to low 270's to Jan. 08, all plus cost adjustments
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	High 270's	Denmark	Oct. 07	Plus cost adjustments, and unpriced options (sublet to DONG in Denmark to Jul. 07), then to UK, low 270's plus cost adjustments
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 140's	Nigeria	Jul. 07	Plus cost adjustments. Next expect to work in North Sea for 1-year, mid 250's to mid 260's plus cost adjustments, and unpriced option
ENSCO 105	KFELS MOD V-B	400	BG	Low 200's	Tunisia	Oct. 08	Plus cost adjustments, and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Remington	Mid 80's	Gulf of Mexico	May 07	Next to Taylor to Aug. 07, low 80's
ENSCO 68	MLT 84-CE	400	Hunt Petroleum	Low 150's	Gulf of Mexico	May 07	Next to Coldren to Jul. 07, low 140's
ENSCO 74	MLT Super 116-C	400	Nexen	Mid 180's	Gulf of Mexico	Nov. 07
ENSCO 75	MLT Super 116-C	400	Eni	Mid 180's	Gulf of Mexico	Jun. 07	Next to EOG to Jul. 07, mid 180's
ENSCO 81	MLT 116-C	350	Tarpon	Low 100's	Gulf of Mexico	Jun. 07	Next to Bois d'Arc to Sep. 07, mid 90's
ENSCO 82	MLT 116-C	300	Remington	Mid 90's	Gulf of Mexico	Jul. 07
ENSCO 83	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	May 07
ENSCO 86	MLT 82 SD-C	250	Santos	Low 150's	Gulf of Mexico	Oct. 07	Unpriced option
ENSCO 87	MLT 116-C	350	Apache	Low 90's	Gulf of Mexico	Aug. 07
ENSCO 89	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Jun. 07
ENSCO 90	MLT 82 SD-C	250	Apache	Low 80's	Gulf of Mexico	Jun. 07
ENSCO 93	MLT 82 SD-C	250	Bois d'Arc	Low 80's	Gulf of Mexico	May 07	Next to shipyard to Jan. 08
ENSCO 98	MLT 82 SD-C	250	Stone Energy	Mid 110's	Gulf of Mexico	Jul. 07
ENSCO 99	MLT 82 SD-C	250	Samson	Low 90's	Gulf of Mexico	May 07	Next to Taylor to Jul. 07, mid 90's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of May 15, 2007

Statements contained in the Contract Status of Offshore Rig Fleet Report, including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contract duration or rig utilization. It is important to note that our actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, including changes in rig supply and demand or new technology, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks, including hazards created by severe storms and hurricanes, (v) risks associated with offshore rig operations or, rig relocations in general, and in foreign jurisdictions in particular, (vi) renegotiation, nullification, or breach of contracts with customers or other parties, (vii) changes in the dates our rigs undergoing shipyard construction work, repairs or enhancement will enter a shipyard, return to or enter service, (viii) risks inherent to domestic and foreign shipyard rig construction, rig repair or rig enhancement, (ix) unavailability of transport vessels to relocate rigs, (x) environmental or other liabilities, risks, or losses including hurricane related equipment damage, loss or wreckage or debris removal in the U.S. Gulf of Mexico, that may arise in the future which are not covered by insurance or indemnity in whole or in part, (xi) the impact of current and future laws and government regulation affecting the oil and gas industry in general including taxation, our operations in particular, as well as repeal or modification of same, (xii) political and economic uncertainty, (xiii) limited availability of economic insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or removal of wreckage or debris, (xiv) self-imposed or regulatory limitations on jackup rig drilling locations in the Gulf of Mexico during hurricane season, (xv) our availability to attract and retain skilled or other personnel, (xvi) excess rig availability or supply resulting from delivery of new drilling units, (xvii) heavy concentration of our rig fleet in premium jackups, (xviii) terrorism or military action impacting our operations or financial performance, and (xix) other risks described from time to time as Risk Factors and otherwise in the Company's SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our investor relations department at 214-397-3045 or by referring to the investor relations section of our website at http://www.enscous.com.

Information in the Reports is as of the date posted. The Company undertakes no duty to update the contents of the Contract Status of Offshore Rig Fleet Reports or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 190's	Gulf of Mexico	Feb. 10	Rate increases Feb. 08 to low 350's and Feb. 09 to low 380's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko and Dominion to 3Q 12, low 250's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09
South America
ENSCO 69	MLT 84-S	400	PDVSA	Mid 70's	Venezuela	Dec. 07	Contract assigned to PDVSA. Four 1-well options, low 70's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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